UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 6, 2005

Western Water Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18756	33-0085833
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Washington Avenue, Point Richmond, California		94801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-234-7400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On a Current Report on Form 8-K filed by Western Water Company (WWTRRE) ("the Company") on May 24, 2005, the Company disclosed that it filed a voluntary petition in the United States Bankruptcy Court, Northern District of California, Oakland Division seeking reorganization relief under Chapter 11 of the Bankruptcy Code (Case Number 05-42839).

On September 6, 2005, the Company executed an Asset Purchase Agreement (the "Agreement") with Colorado Water Resources, LLC (the "Buyer") pursuant to which the Company has agreed to sell substantially all of its assets to the Buyer for $13.2 million. Pursuant to the Agreement, the Company will conduct an auction for the sale of its assets on October 21, 2005 in accordance with specified bid procedures. Sale of substantially all of the Company’s assets to the Buyer for $13.2 million is contingent upon the Buyer being the successful bidder after completion of the auction.

On September 7, 2005, the Company filed a motion (the "Motion") with the Bankruptcy Court seeking the Bankruptcy Court’s approval of the Agreement. The Motion also seeks Bankruptcy Court approval for the bid procedures and for a waiver of Rule 2002(d) of the Federal Rules of Bankruptcy Procedures which, generally, requires notice to common shareholders of the proposed sale of substantially all of a debtor’s assets.

As previously noted in the Company’s periodic filings with the Securities and Exchange Commission, the Company does not expect that the proceeds of the sale of its assets will be sufficient to provide any financial recovery for its common shareholders. A copy of the Motion is attached to this Form 8-K.

Because of the Company’s on-going bankruptcy proceedings, the Company has been unable to complete an audit of its consolidated financial statements for the fiscal year ended March 31, 2005. As a result, the Company is not in compliance with its reporting obligations under the Securities Exchange Act of 1934.

This report contains statements that qualify as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995, including statements about the intentions of the Company with respect to the sale of its assets, the conduct of an auction, and financial recovery for its common shareholders. These forward-looking statements are based on current beliefs and expectations, and the Company assumes no obligation to update this information. The Company’s actual results may differ materially from those in the forward-looking statements due to various factors, including those discussed in the Company’s annual and periodic reports filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Water Company

September 12, 2005	By:	Michael Patrick George

Name: Michael Patrick George
Title: Chairman, President, Chief Executive Officer, and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1	Motion with Exhibit A & B